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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 9, 2005

                          CHARTER FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

        United States                    000-33071                58-2659667
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

       1233 O. G. Skinner Drive, West Point, Georgia               31833
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         (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (706) 645-1391

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On November 9, 2005, Charter Financial Corporation (the "Company") announced its annual and fourth quarter earnings for the 2005 fiscal year. A copy of the press release dated November 9, 2005, describing annual and fourth quarter earnings is attached as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)         The following exhibit is furnished with this Report:

            Exhibit No.   Description
            -----------   --------------------------------------------------
            99.1          Press release issued by Charter Financial Corporation
                          (the "Company") on November 9, 2005 furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: November 10, 2005            CHARTER FINANCIAL CORPORATION


                                            By:    /s/ Robert L. Johnson
                                                   -----------------------------
                                            Name:  Robert L. Johnson
                                            Title: President and Chief Executive
                                                   Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press release issued by the Company on November 9, 2005.